Supplement to the Current Prospectus

Effective January 1, 2008, the second sentence of the bulleted paragraph entitled "Systematic Withdrawal Plan" under the sub-heading "Description of Share Classes - Sales Charges and Waivers or Reductions - Sales Charge Waivers or Reductions" is restated in its entirety as follows:

For Class B, Class C, Class 529B, and Class 529C shares, you may incur a CDSC when Class B, Class C, Class 529B, or Class 529C shares are redeemed under the plan (or plans if more than one plan is established) if amounts greater than 10% of the value of your account are withdrawn under the plan(s) in any one year (determined at the time of your first withdrawal under the plan(s), or January 1, 2007 with respect to Class B or Class 529B shares, or January 1, 2008 with respect to Class C or Class 529C shares, whichever is later, and reset annually thereafter).

                The date of this supplement is November 1, 2007.